                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                  [X]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CHOICETEL COMMUNICATIONS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                         CHOICETEL COMMUNICATIONS, INC.

                             9724 10th Avenue North
                            Plymouth, Minnesota 55441
                                 (612) 544-1260


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 25, 1999

TO THE SHAREHOLDERS OF
CHOICETEL COMMUNICATIONS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), will be held on Wednesday, May 25, 1999, at 3:30 p.m. (Minneapolis time), at the Conference Center in the offices of Robins, Kaplan, Miller & Ciresi L.L.P., 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota 55402, for the following purposes:

     1.   To elect six directors of the Company for the coming year.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of record of the Company's Common Stock at the close of business on April 23, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.


                                       By Order of the Board of Directors




                                       Melvin Graf, SECRETARY

May 5, 1999

-------------------------------------------------------------------------------
 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

                         CHOICETEL COMMUNICATIONS, INC.

                             9724 10th Avenue North

                           Plymouth, Minnesota 55441

                                 (612) 544-1260

                              -------------------
                                PROXY STATEMENT
                              -------------------

                            SOLICITATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Choicetel Communications, Inc., a Minnesota corporation (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held on May 25, 1999, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about May 5, 1999.

     The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.

                         VOTING AND REVOCATION OF PROXY

     Only shareholders of record at the close of business on April 23, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,915,006 shares of Common Stock outstanding. Holders of record of the Company's Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

     Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(a) giving written notice of such revocation to the Secretary of the Company,
(b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

     A quorum, consisting of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

                              ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

     The business and affairs of the Company are managed under the direction of its Board of Directors. Each director is elected for a term of one year or until his or her successor is elected.

     Shareholders will be asked at the Annual Meeting to elect six directors. The Board has nominated the six individuals named below to serve as directors of the Company. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. Each of the nominees named below, except Mr. Johnson, is currently a director of the Company and has served continuously as a director since the year indicated. Each of the nominees, except Mr. Johnson, was elected by the shareholders at the 1998 Annual Meeting. All nominees have indicated a willingness to serve if elected. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

                                                                                         DIRECTOR
NAME                    POSITIONS WITH COMPANY                                   AGE      SINCE
----                    ----------------------                                   ---     --------

Gary S. Kohler          Chairman of the Board of Directors                        42        1989

Jeffrey R. Paletz       President and Director                                    43        1989

Melvin Graf             Executive Vice President, Secretary and a Director        43        1989

Robert A. Hegstrom      Director                                                  56        1997

Michael Wigley          Director                                                  45        1998

Greg Johnson            Director                                                  43        1999

SHAREHOLDER APPROVAL

     The affirmative vote of a plurality of the shares of Common Stock represented at the Annual Meeting either in person or by proxy, assuming a quorum is present, is required for the election of directors.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

DIRECTORS AND NOMINEES

     All of the nominees for election to the Company's Board of Directors are presently serving as directors of the Company. The following discussion sets forth certain information concerning the directors and nominees of the Company.

     GARY S. KOHLER is a founder and has served as the Chairman of the Board of Directors for the Company since its inception in 1989. Mr. Kohler is a managing director of Second Avenue Capital Management, a money management company, which he joined in December 1998. Prior to that he served as President of Kohler Capital Management from October 1997 through November 1998. From July to October 1997, Mr. Kohler was a partner in Tarmachan Holdings, Inc. From 1984 through June 1997, Mr. Kohler was Vice President and Portfolio Manager at Okabena Company. Mr. Kohler serves on the boards of Destron Fearing, Inc., a publicly traded identification products company, and a number of private companies, including Emerald First Financial, Northwest Mortgage Services, Made in the Shades, Inc., and Health EZ, Inc. Mr. Kohler has an M.B.A. degree from Cornell University and a B.A. degree from the University of Minnesota. Mr. Kohler is the brother of Jack S. Kohler.

     JEFFREY R. PALETZ is a founder of the Company, has been a director since its inception and has been President since 1993, overseeing all operations of the Company. Prior to founding the Company in 1989, Mr. Paletz was employed for 13 years at Sportsman's Guide, a mail order retailer, where he oversaw the computer data operations. Mr. Paletz has a B.S. degree in Business from the University of Minnesota.

     MELVIN GRAF is a founder of the Company, has been a director since its inception and has been Executive Vice President and Secretary since 1993, overseeing all marketing and leasing activities. Mr. Graf served as President of the Company until 1993. Prior to founding the Company in 1989, Mr. Graf was President of Network Travel, a Minneapolis travel agency, for five years. Mr. Graf has a B.S. degree in Business from the University of Minnesota.

     ROBERT A. HEGSTROM became a director of the Company in June 1997. In January 1997, Mr. Hegstrom joined Northwest Services, Inc. as Chairman, President and Chief Executive Officer. Prior to that, he was a private investor for two years and, from October 1979 to January 1995, he was Executive Vice President of Green Tree Financial Corporation. Mr. Hegstrom is also a director of Beacon Bank.

     MICHAEL WIGLEY became a director of the Company in January 1998. Since 1989 Mr. Wigley has been President and Chief Executive Officer of Great Plains Companies, Inc., a diversified holding company. Mr. Wigley has an M.B.A. from Harvard Business School, a M.S. from Stanford University and a B.S. degree from the University of Minnesota. Mr. Wigley serves on the board of Children's Broadcasting Company, and is a regent of Luther College.

     GREG JOHNSON was nominated to become a director of the Company in March 1999. Mr. Johnson has been President of Global Corporation since 1997 and has worked for Global since 1990. Prior to that, Mr. Johnson was President and Chief Financial Officer of Simitar Entertainment, Inc. Mr. Johnson has a B.A. degree from the University of Saint Thomas.

BOARD COMMITTEES AND ACTIONS

     During calendar year 1998, the Board of Directors met four times and each director attended all meetings. The Board of Directors has two standing committees, a Compensation Committee and an Audit Committee which were appointed in January, 1998. Each committee met once during 1998.

     The Compensation Committee reviews and make recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers of the Company and administers the Company's 1997 Long-Term Incentive and Stock Option Plan. The Committee members are Robert A. Hegstrom, Gary S. Kohler and Jeffrey R. Paletz.

     The Audit Committee is responsible for recommending the appointment of a firm of independent public accountants to audit the books and records of the Company and its subsidiaries, reviews the internal and external financial reporting of the Company and the scope of the independent audit. The Committee members are Michael Wigley, Robert A. Hegstrom and Gary S. Kohler.

     The Board of Directors acts as the nominating committee. See
"Information Concerning directors and Nominees - Nomination of Directors"

DIRECTOR COMPENSATION

     No cash compensation is paid to the Company's directors. Independent, non-employee directors completing one year on the board (Mr. Hegstrom and Mr. Wigley) will receive an option to purchase $75,000 of Common Stock, valued as of the date of grant if re-elected by the shareholders. The options are pursuant to the Company's 1997 Long-Term Incentive and Stock Option Plan, are exercisable upon grant and have five-year term and an exercise price equal to the fair market value of the Common Stock as of the date of grant. No options will be issued to employee directors for their service as directors.

NOMINATION OF DIRECTORS

     The Board of Directors acts as the nominating committee for selecting the Board's nominees for election as directors. The Board does not intend to consider nominees recommended by shareholders. Directors of the Company are elected annually to serve until the next annual meeting of shareholders or until their successors are duly elected. The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. The only family relationship between any of the nominees, directors or executive officers of the Company is between Gary S. Kohler and Jack S. Kohler, who are brothers.

EXECUTIVE OFFICERS

     The following discussion sets forth information about the executive officers of the Company who are not directors.

                                                                                   OFFICER
NAME                    POSITIONS WITH COMPANY                           AGE        SINCE
----                    ----------------------                           ---       -------
Jack S. Kohler          Vice President and Chief Financial Officer       44         1993

     JACK S. KOHLER has been Vice President and Chief Financial Officer of the Company since 1993. Prior to joining the Company, Mr. Kohler was employed for 13 years in various management and accounting positions at Cargill, Inc. Mr. Kohler has a B.S. degree in Accounting from the University of Minnesota. Mr. Kohler is the brother of Gary S. Kohler.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table and accompanying footnotes set forth certain summary information, relating to the three years ended December 31, 1998, with respect to the Company's Chief Executive Officer.

                                                                             LONG-TERM
                                                                           COMPENSATION
                                      ANNUAL COMPENSATION                     AWARDS
                                      -------------------                  ------------
                                                                            SECURITIES
NAME AND PRINCIPAL                                        OTHER ANNUAL      UNDERLYING       ALL OTHER
     POSITION              YEAR   SALARY($)   BONUS($)   COMPENSATION($)  OPTIONS/SARS(#)  COMPENSATIONS
--------------------       ---------------------------------------------  ---------------  -------------
Jeffrey R. Paletz,         1998    $86,398    $     0          --               --              --
President                  1997     77,350     15,476          --               --              --
                           1996     70,000     10,000          --               --              --

AGREEMENTS WITH EXECUTIVES

     The Company has employment agreements with Jeffrey R. Paletz, Melvin Graf and Jack S. Kohler effective April 15, 1997 all of which provide for an initial term expiring in April 1999, with automatic one-year renewals. The agreements provide an annual base salary of $77,380, $70,000, and $63,600, respectively and the right to receive additional compensation in the form of salary, bonus and other benefits as the Board of Directors shall determine in its sole discretion. The agreements prohibit each officer from competing against the Company for a period of one year after employment ceases and from communicating with a Site Provider until six months following expiration of the Site Agreement. In the event of termination of the officer's employment, except a termination for cause, the terminated officer is entitled to receive full compensation and benefits for a six-month period.

BONUS PROGRAM

     In 1997, the Company implemented its Incentive Compensation Plan to provide an opportunity for executive officers and other Company employees to receive a bonus based on individual and Company performance. The maximum bonus that may be received by any executive officer is 40% of annual salary. The bonus opportunity for Jeffrey R. Paletz, the Company's President, depends on the Company's realizing targeted earnings per share. The bonus opportunities for other executive officers depend on the success rate for new installations of payphones and the number of completed acquisitions. The bonus opportunity for other Company employees is discretionary and not subject to specific criteria.

STOCK OPTION PLAN

     Under the terms of the Company's 1997 Long-Term Incentive and Stock Option Plan (the "Stock Option Plan"), all of the directors, officers, other employees and consultants of the Company are eligible to receive options to purchase shares of the Company's Common Stock as part of their compensation package.

     The Board of Directors adopted the Stock Option Plan on April 17, 1997, and the shareholders approved it on April 18, 1997. The Stock Option Plan provides for the grant both of incentive stock options intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options that do not qualify for such treatment. The exercise price of incentive stock options must equal or exceed the fair market value of the Common Stock at the time of grant. The exercise price of non-qualified stock options must equal or exceed 85% of the fair market value of the Common Stock at the time of grant. The Stock Option Plan also provides for grants of stock appreciation rights, restricted stock awards and performance awards and allows for the grant of restoration options.

     The Compensation Committee of the Board of Directors administers the Stock Option Plan, subject to approval of the Board. A total of 100,000 shares of Common Stock are reserved for issuance under the Stock Option Plan. Incentive stock options may be granted under the Stock Option Plan only to full and part-time employees. Directors who are not employees, and consultants and independent contractors to the Company are eligible to receive options which do not qualify as incentive stock options, as well as other awards. In determining the persons to whom options and awards shall be granted, and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered to the Company, and such other factors as the Board of Directors in its discretion shall deem relevant.

     The Board of Directors may amend or discontinue the Stock Option Plan at any time but may not, without shareholder approval, make any revisions or amendments to the Stock Option Plan that increase the number of shares subject to the Stock Option Plan, decrease the minimum exercise price, extend the maximum exercise term, or modify eligibility requirements. The Board of Directors may not alter or impair any award granted under the Stock Option Plan without the consent of the holder of the award. The Stock Option Plan will expire April 15, 2007.

     Pursuant to the terms of the Stock Option Plan, appropriate adjustments to the Stock Option Plan and outstanding options will be made in the event of changes in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in corporate structure.

     The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1998 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                         INDIVIDUAL GRANTS
                     ---------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                                                                                    VALUE AT ASSUMED ANNUAL
                                   PERCENT OF TOTAL                                   RATES OF STOCK PRICE
                     OPTIONS       OPTIONS GRANTED      EXERCISE                    APPRECIATION FOR OPTION
NAME                 GRANTED       TO EMPLOYEES IN        PRICE     EXPIRATION              TERM (1)
                       (#)               1998           ($/SHARE)      DATE             5% ($)   10% ($)
                     -------       ----------------     ---------   ----------          ------   -------
Jeff Paletz             0                  0                0           0                  0        0

(1) Represents the potential net realizable value of each grant of options assuming that the market price of the underlying Common Stock appreciates in value from fair market value on date of grant to the end of the option period at the indicated rates.

     The following table sets forth certain information regarding the number and value of unexercised stock options held by the executive officers named in the Summary Compensation Table as of the end of the Company's fiscal year ended December 31, 1998

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

                                                                                   VALUE OF UNEXERCISED
                                                       NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS
                                                      OPTIONS AT YEAR-END (#)       AT YEAR-END ($)(1)
                          SHARES                      -----------------------       ------------------
                       ACQUIRED ON      VALUE             EXERCISABLE /               EXERCISABLE /
NAME                   EXERCISE (#)  REALIZED ($)         UNEXERCISABLE               UNEXERCISABLE
----                   ------------  ------------         -------------               -------------
Jeff Paletz                 0             0                     0                           0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Decisions and recommendations regarding compensation paid to the Company's executive officers in 1998 were made by the Board of Directors, with employee directors abstaining from voting on his own compensation. In January 1998 a Compensation Committee was appointed consisting of Robert Hegstrom and Gary Kohler, each of whom is a non-employee director of the Company, and Jeffrey R. Paletz, President of the Company.

     The Committee is responsible for assuring that compensation for executives is consistent with the Company's compensation philosophy. The Committee also administers and makes grants under the Company's stock option plans with respect to the Company's executive officers.

     The Company's executive compensation program is based on a pay-for-performance philosophy. Under the Company's program, an executive's compensation consists of three components: base salary, an annual incentive (bonus) payment, and long-term incentives (principally stock options). Base salaries generally are set at levels competitive with base salaries for comparable positions in the marketplace. In addition, base salaries reflect the executive's individual job responsibilities, his or her sustained performance in fulfilling those responsibilities and the impact of such performance on the business results of the Company. Base salaries for executive officers of the Company are set forth in their respective employment agreements

     The Company's long-term incentives are in the form of stock options to be granted under the terms of the Stock Option Plan discussed under "Summary Compensation Table" above. The objectives of these awards is to advance the longer term interests of the Company and its shareholders, complement incentives tied to annual performance, and align the interests of executives more closely with those of shareholders. The Company also believes that the entrepreneurial character of its executives makes the long-term incentives provided by its stock option program especially significant in the motivation and retention of its executives.

     The Committee believes that the Company's executives are focused on the attainment of a sustained high rate of growth and profitability for the benefit of the Company and its shareholders, and that the Company's compensation program, with its emphasis on performance-based and long-term incentive compensation, serves to reinforce this focus.

CERTAIN TRANSACTIONS

     The Company has an arrangement with Gary S. Kohler, the Company's Chairman of the Board, pursuant to which Mr. Kohler advises the Company's management on an as-needed basis. The consulting fees paid to Mr. Kohler for rendering this service for the year ended December 31, 1998, totaled $34,800. Currently, the monthly fee paid for Mr. Kohler's consulting services is $2,400.

     It is the Company's policy that it not engage in any material transactions with officers, directors or beneficial holders of 5% or more of the Company's Common Stock, or affiliates of such persons, unless the terms of any such transaction are no less favorable to the Company than those that could be obtained from unaffiliated third parties and are approved by a majority of the Company's independent directors who do not have an interest in the transaction and who have had access, at the Company's expense, to the Company's or independent legal counsel. Further, the Company will not make loans to officers and directors, or their affiliates, for the purpose of purchasing securities from the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information as of December 31, 1998, regarding the beneficial ownership of shares of Common Stock of the Company by each director and executive officer of the Company, by all directors and executive officers of the Company as a group, and by each shareholder known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company's Common Stock. Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.

                                                            NUMBER OF SHARES             PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED (1)    OUTSTANDING SHARES (2)
------------------------------------                     ----------------------    ----------------------
Perkins Capital Management, Inc. (3)                                    217,500                      7.5%
730 East Lake Street
Wayzata, MN 55391-1769


DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS:

Gary S. Kohler (4)(6)..............................                   1,032,784                     35.4%

Jeffrey  R. Paletz.................................                     347,358                     11.9%

Melvin  Graf  (5)                                                       213,334                      7.3%

Jack S. Kohler (6).................................                     277,500                      9.5%

Robert A. Hegstrom(7)..............................                      25,000                       .9%

Michael Wigley(7) .................................                      30,000                      1.0%

Greg  Johnson     .................................                      ------                      ----

All directors, nominees and executive officers as a
group (7 persons)                                                     1,725,976                     58.4%

(1) Each person has sole voting power and sole dispositive power with respect to all outstanding shares, except as otherwise noted or disclosed by the beneficial owners in the Schedule 13G filing described at footnote 3 below.

(2) Based on 2,915,006 shares outstanding at April 23, 1999. Such amount does not include 270,000 shares of common stock issuable upon exercise of stock options. Each figure showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person(s) within 60 days upon the exercise of existing stock options or warrants.

(3) Reflects information included on Schedule 13G dated February 2, 1999 filed with the Securities and Exchange Commission.

(4) Includes 40,000 shares held by Gary S. Kohler as custodian for the benefit of his children. Mr. Kohler disclaims beneficial ownership of such shares.

(5) Included 13,334 shares held by Mr. Graf's spouse. Mr. Graf disclaims beneficial ownership of such shares.

(6) Includes 200,000 shares currently owned by Gary S. Kohler, who has granted Jack S. Kohler an option to purchase such shares.

(7)  Includes options to acquire 20,000 shares from the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors, executive officers and any persons holding more than 10% of the outstanding Common Stock of the Company are required to file with the Securities and Exchange Commission reports concerning their initial ownership of Common Stock and any subsequent changes in such ownership. The Company believes that during 1997 the filing requirements were satisfied on a timely basis by all such persons. In making this disclosure, the Company has relied solely on written representations of its directors, officers and beneficial owners of more than 10% of the Common Stock and copies of the reports they have filed with the Securities and Exchange Commission and furnished to the Company.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Schechter Dokken Kanter Andrews & Selcer, Ltd., independent public accountants, to audit the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 1999.

     A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative is expected to be available to respond to appropriate questions from shareholders.

                           PROPOSALS OF SHAREHOLDERS

     Any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for the Annual Meeting of Shareholders to be held in 2000 must set forth such proposal in writing and file it with the Secretary of the Company no later than December 31, 1999.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                             FINANCIAL INFORMATION

     The Company's 1998 Annual Report to Shareholders for the year ended December 31, 1998, including consolidated financial statements accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

Directors                                  By Order of the Board of Directors

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May 5, 1999                            Melvin Graf, SECRETARY

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PROXY

                         CHOICETEL COMMUNICATIONS, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 1999

The undersigned, revoking all prior proxies, hereby appoints Jeffrey R. Paletz and Jack S. Kohler, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of ChoiceTel Communications, Inc. (the "Company") of record in the name of the undersigned at the close of business on April 23, 1999, at the Annual Meeting of Shareholders to be held on Wednesday, May 25, 1999, or at any adjournment thereof, upon the following matters:

1.   Election of the following nominees as directors:

                 GARY S. KOHLER, JEFFREY R. PALETZ, MELVIN GRAF,
                ROBERT A. HEGSTROM, GREG JOHNSON, MICHAEL WIGLEY

      [_]  FOR ALL NOMINEES                  [_]  WITHHOLD FOR ALL NOMINEES

      [_]  FOR ALL NOMINEES EXCEPT THE FOLLOWING:
           (Write the name(s) of the nominee(s) withheld in the space provided below.)


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2.   In their discretion the Proxies are authorized to vote upon such matters as may properly come before the meeting.

Please mark, date, sign, and mail this proxy promptly in the enclosed envelope.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1. The Board of Directors recommends a vote FOR Proposal 1.

Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                  Dated: ____________________________, 1999.

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                                  Signature(s)